LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED DECEMBER 17, 2010

TO THE SUMMARY PROSPECTUS DATED JUNE 30, 2010, AS SUPPLEMENTED, OF

LEGG MASON CAPITAL MANAGEMENT DISCIPLINED EQUITY RESEARCH FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated June 30, 2010, as supplemented on October 1, 2010, October 21, 2010, November 12, 2010 and December 17, 2010, and as may be amended or further supplemented, and the fund’s statement of additional information, dated February 26, 2010, as amended on June 30, 2010, as supplemented on October 1, 2010 and November 12, 2010, and as may be further amended or further supplemented, are incorporated by reference into this Summary Prospectus.

The section titled “Management” of the fund’s Summary Prospectus is deleted and replaced with the following:

Management

Investment manager: Legg Mason Capital Management, Inc.

Portfolio managers: Randy Befumo, CFA, the manager’s Director of Research, and team leaders Kayode Aje, CFA, Gibboney Huske, CFA, Brian Lund, CFA, Mitchel Penn, CFA and Jean Yu, Ph.D., CFA are the fund’s Portfolio Managers and each has had day-to-day responsibility for the management of the fund’s portfolio since 2010.

This supplement should be retained with your Summary Prospectus for future reference.

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